UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 30, 2019

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVAX	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 30, 2019, the Compensation Committee of the Board of Directors of Dynavax Technologies Corporation (“Dynavax” or the “Company”) approved the amendment and restatement of the Company’s form of Management Continuity and Severance Agreement applicable to our principal officers and our Named Executive Officers (the “Restated Management Agreement”).  The Company’s standard form Management Continuity and Severance Agreement was most recently filed with the Company’s Current Report on Form 8-K filed on April 16, 2016 (No. 001-34207) (the “Original Management Agreement”).

Under the Restated Management Agreement, the executives who have executed such agreements will be provided with enhanced benefits as described below.

If, on or during the twenty-four month period following a Change of Control (as described in the Restated Management Agreement) the executive’s employment is involuntarily terminated, the executive will, subject to the execution of an effective release of claims, be entitled to receive:

•	a lump-sum cash payment equal to 15 months of the executive’s annual base salary;

•	a lump-sum cash payment equal to 125% of the executive’s annual target bonus for the year of termination;

•

acceleration of vesting of all outstanding equity awards at the time of such termination, and the extension of exercisability of all stock options to purchase the Company’s common stock for a period of three years (but in any event not beyond each option’s expiration date); and

•	payments equal to the applicable Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) premiums for 15 months.

In the case of an involuntary termination not in connection with a Change of Control, the executive will, subject to the execution of an effective release of claims, be entitled to receive a lump sum payment equal to 12 months of the executive’s annual base salary and a payment equal to the applicable COBRA premiums for 12 months.  Additionally, the executive will be entitled to the extension of exercisability of all stock options for a period of one year (but in any event not beyond each option’s expiration date).

The other terms and conditions of the Restated Management Agreement are substantially consistent with the Original Management Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: June 5, 2019	By:	/s/ STEVEN N. GERSTEN .
Steven N. Gersten
Senior Vice President